UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

SELECT COMFORT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To: All Sleep Number Brand Ambassadors

From: Shelly Ibach, President and CEO, Sleep Number® setting 40, SleepIQ® score last night 91

Date: March 31, 2015

Re: Important Company Update

Today, Select Comfort filed its annual definitive proxy statement with the Securities and Exchange Commission (SEC). This statement contains information that will help shareholders make informed decisions about all of the items up for vote at our annual shareholders’ meeting on May 22, 2015.

Background

As we previously shared, Blue Clay Capital Partners CO III LP (together with its affiliates and related parties, “Blue Clay”) has nominated two individuals for election to our Board of Directors in an attempt to replace incumbent Select Comfort directors. After carefully considering the credentials and experience of the Blue Clay nominees against the Company’s criteria for directors to our Board, the Board determined that the Blue Clay nominees were not qualified, and therefore would not be included in our slate of nominees. The issue is now up for shareholder vote at our annual meeting.

Company Performance and Current Board of Directors

Select Comfort’s current Board of Directors is comprised of nine highly qualified directors with diverse experience that is relevant to our continued success. Together with the management team, our board has led the development and implementation of the Company’s progressive, consumer-driven innovation strategy that leverages our vertically integrated business model, while prudently managing operating risk and efficiently deploying capital. This has positioned our Company to deliver sustainable, superior shareholder returns.

The customer has responded strongly to our transformational sleep innovations as evidenced by 31% net sales growth and 63% earnings per share increase in the second half of 2014. In addition, we’ve delivered Total Shareholder Return of 312% over the five years ending with fiscal 2014, well above the NASDAQ Stock Market Index, the S&P 500 Index and the S&P 400 Specialty Store Index.

Shareholders Urged to Vote WHITE Proxy Card

In conjunction with today’s definitive proxy filing, Select Comfort is sending a letter to all shareholders (attached) that highlights our innovative, consumer-driven strategy, the strong financial performance this strategy is generating, and the significant value we are creating for shareholders. As a result, the Board recommends that all shareholders of record (holders as of March 30, 2015) vote the WHITE proxy card “FOR ALL” of Select Comfort’s independent, experienced and highly qualified director nominees to the Board of Directors. All Sleep Number employees who are shareholders as of March 30, 2015 will also receive these materials and are asked to vote their WHITE proxy card.

Media Inquiries

The filing of our proxy statement may lead to inquiries from the media or other outside parties. If you receive inquiries, please direct them to our external advisor Tim Lynch who will speak on the company’s behalf. Tim can be reached at (212) 895-8634.

Thank You for Remaining Focused

We will continue to provide updates on this topic as appropriate in the coming weeks. In the meantime, the most important way for you to support Sleep Number is to remain focused on executing our strategy and continue delivering an unparalleled sleep experience for our customers.

Sleep well, dream big.

Important Additional Information and Where to Find It

Select Comfort Corporation (the “Company”) has filed a proxy statement on Schedule 14A and other relevant documents with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2015 Annual Meeting of Shareholders or any adjournment or postponement thereof (the “2015 Annual Meeting”) and is mailing the definitive proxy statement and a WHITE proxy card to each shareholder of record entitled to vote at the 2015 Annual Meeting. SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2015 proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.sleepnumber.com/investor-relations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors, its executive officers and its nominees for election as director may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Company shareholders in connection with the 2015 Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s shareholders generally, are set forth in the Company’s definitive proxy statement for the 2015 Annual Meeting on Schedule 14A that has been filed with the SEC and the other relevant documents filed with the SEC.

Forward-Looking Statements

This release contains certain “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of Select Comfort. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as to management’s plans, assumptions and expectations as of the date hereof. In addition to the considerations and factors referred to in this release and prior filings and releases, major factors which Select Comfort believes could cause actual events to differ materially include, but are not limited to, current and future general and industry economic trends and consumer confidence; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; our ability to execute our company-controlled distribution strategy; our ability to achieve and maintain acceptable levels of product and service quality, and acceptable product return and warranty claims rates; our ability to continue to improve and expand our product line; consumer acceptance of our products, product quality, innovation and brand image; industry competition, the emergence of additional competitive products, and the adequacy of our intellectual property rights to protect our products and brand from competitive or infringing activities; availability of attractive and cost-effective consumer credit options; pending and unforeseen litigation and the potential for adverse publicity associated with litigation; our “just-in-time” manufacturing processes with minimal levels of inventory, which may leave us vulnerable to shortages in supply; our dependence on significant suppliers and our ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; risks inherent in global sourcing activities; risks of disruption in the operation of either of our two primary manufacturing facilities; increasing government regulations, which have added or will add cost pressures and process changes to ensure compliance; the adequacy of our management information systems to meet the evolving needs of our business and to protect sensitive data from potential cyber threats; the costs, distractions and potential disruptions to our business related to upgrading our management information systems; our ability to attract, retain and motivate qualified management, executive and other key employees, including qualified retail sales professionals and managers; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.